Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Aditamento 001 à Cédula de Crédito Bancário nº	Vencimento:	Valor - R$
21.3150.777.0000001-97	08/12/2018	640.000.000,00

I - CREDORA - A CAIXA ECONÔMICA FEDERAL, instituição financeira sob a forma de empresa pública, criada nos termos do Decreto-Lei nº 759, de 12 de agosto de 1969, vinculada ao Ministério da Fazenda, regendo-se pelo seu estatuto vigente na data da presente contratação, com sede no Setor Bancário Sul, Quadra 4, lotes 3/4, em Brasília/DF, inscrita no CNPJ/MF sob nº 00.360.305/0001-04, Superintendência Regional Osasco/SP, por seu representante legal ao fim assinado, doravante designada CAIXA ou CREDORA.

II - EMITENTE - A empresa NEXTEL TELECOMUNICAÇÕES LTDA, com sede na cidade de São Paulo, Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower, inscrita no CNPJ/MF sob o nº. 66.970.229/0001-67, neste ato representada na forma de seu estatuto social, pelos representantes abaixo indicados, doravante designada CREDITADA.

III – CARACTERÍSTICAS DO CRÉDITO:

1 – CREDITADA/EMITENTE	2 – CNPJ
NEXTEL TELECOMUNICAÇÕES LTDA	66.970.229/0001-67

3 - Conta de não livre movimentação				4 - Conta corrente de livre movimentação
Agência	Op.	Conta	DV	Agência	Op.	Conta	DV

5 – Tipo de Operação
Investimento – CDI - Pós 777 – Crédito Especial Empresa – Grandes Corporações - Investimentos

6 – Valor Total do Crédito
R$ 640.000.000,00 (seiscentos e quarenta milhões de reais)

7 - Encargos Financeiros
115% (cento e quinze por cento) CDI CETIP ao ano, calculados de acordo com a Cláusula Terceira

8 – Prazo e Sistema de Amortização

Prazo: 84 (oitenta e quatro) meses
(a)    nos primeiros 24 meses haverá carência do Principal, com o pagamento apenas dos Encargos Financeiros em periodicidade trimestral.
(b)    nos 60 meses subsequentes, haverá amortização do Principal, devidamente acrescido dos Encargos Financeiros, em periodicidade trimestral.

SAC – Sistema de Amortização Constante.

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

9 – Praça para Pagamento
São Paulo/SP

10 – Avalista	CNPJ
Nextel Telecomunicações S.A.	00.169.369/0001-22

IV – ALTERAÇÕES OBJETO DESTE ADITAMENTO

3 - Conta de não livre movimentação				4 - Conta corrente de livre movimentação
Op.	Conta	DV	Agência	Op.	Conta	DV
3	180	4	3150	3	1859	6

7 - Encargos Financeiros
139,54% (cento e trinta e nove vírgula cinquenta e quatro por cento) CDI CETIP ao ano

11 – Garantia	Valor Mínimo
Cessão Fiduciária de Direitos Creditórios sobre Convênio de Arrecadação CAIXA (SICAP)	Fluxo médio mensal mínimo no valor de R$ 70.000.000,00

CONSIDERANDO:

I – Nos termos da Cédula de Crédito Bancário nº 21.3150.777.0000001-97, emitida em 08 de dezembro de 2011, a CREDORA concedeu empréstimo à CREDITADA, cujas características originais serão alteradas pelo Primeiro Aditamento à Cédula de Crédito Bancário (“Primeiro Aditamento”), conforme as características descritas no Quadro III acima (“Cédula”);

II – Neste ato, as partes desejam repactuar a taxa da operação, bem como incluir a garantia de Cessão Fiduciária de Direitos Creditórios sobre Convênio de Arrecadação CAIXA (SICAP), alterar as hipóteses de vencimento antecipado e de cessão da Cédula.

Resolvem as partes aditar a Cédula por meio do presente Primeiro Aditamento, de acordo com as seguintes cláusulas e condições:

DO PRIMEIRO ADITAMENTO À CÉDULA
CLÁUSULA PRIMEIRA – As partes resolvem alterar os encargos financeiros da Cédula ora aditada, conforme parâmetros descritos no Quadro IV do Preâmbulo deste Primeiro Aditamento.

Parágrafo Único – Todas as cláusulas e condições da Cédula e do Primeiro Aditamento que mencionam os termos ora alterados ficam expressamente aditadas para refletir os novos parâmetros acordados, nos termos deste Primeiro Aditamento.

CLÁUSULA SEGUNDA – DA INCLUSÃO DE GARANTIA
Em razão da inclusão da garantia referente à Cessão Fiduciária de Direitos Creditórios sobre Convênio de Arrecadação CAIXA (SICAP), é incluída nova Cláusula Décima na Cédula ora aditada passará a ter a seguinte redação, sendo as demais sucessivamente renumeradas:

CLÁUSULA DÉCIMA – CONSTITUIÇÃO DE GARANTIA – Para assegurar o cumprimento das obrigações assumidas na Cédula (“Obrigações Garantidas”), a CREDITADA cede e transfere

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

fiduciariamente à CAIXA, em caráter irrevogável e irretratável, por este ato e na melhor forma de direito, nos termos do § 3º do artigo 66-B da Lei nº 4.728/65, com a redação dada pela Lei nº 10.931/04, dos artigos 18 a 20 da Lei nº 9.514/97, e do Decreto Lei nº 911/69 e posteriores alterações, e no que for aplicável dos artigos 1.361 e seguintes do Código Civil, a titularidade, o domínio resolúvel e a posse direta e indireta da integralidade dos direitos creditórios sobre os recebíveis, presentes e futuros, decorrentes da prestação de serviços de telecomunicações realizada pela CREDITADA aos seus clientes, abrangendo toda a receita proveniente dos valores recebidos a esse título, os quais sejam arrecadados pela CAIXA (“Recebíveis”), nos termos abaixo descritos, bem como dos recursos depositados ou mantidos na Conta Vinculada (“Direitos Cedidos”).

PARÁGRAFO PRIMEIRO – Os valores relativos a parte dos Recebíveis são recebidos pela CAIXA por meio de arrecadação de guias não compensáveis e débito automático, de acordo com o Convênio de Arrecadação, celebrado entre a CREDITADA e a CAIXA (nº 400089) (“Convênio de Arrecadação”).

PARÁGRAFO SEGUNDO – Doravante, os valores recebidos diariamente no âmbito do Convênio de Arrecadação (“Valores Arrecadados”), representativos de parcela dos Recebíveis e de quaisquer outros créditos, passarão a ser creditados na conta nº 180-4, Agência nº 3150, Operação 003, de movimentação exclusiva da CAIXA, vinculada à liquidação das obrigações decorrentes da Cédula (“Conta Vinculada”), cujo saldo e valores nela creditados diariamente também são ora cedidos fiduciariamente pela CREDITADA à CAIXA, integrando-se, para todos os efeitos, aos Direitos Cedidos, nos termos do Caput desta Cláusula. A CREDITADA se compromete a, em caráter irrevogável e irretratável, (i) não tomar medidas que visem a receber diretamente qualquer quantia referente aos Recebíveis; (ii) não alterar, de maneira material, os procedimentos e formas de cobrança dos Recebíveis atualmente em vigor, bem como tomar qualquer medida, ou deixar de tomar, quando aplicável, que vise a ou tenha como efeito diminuir a arrecadação dos Recebíveis pela CAIXA, até a satisfação integral das obrigações da CREDITADA previstas na Cédula; (iii) durante a vigência da Cédula, manter em vigor o Convênio de Arrecadação; e (iv) não ceder, alienar, transferir, vender, onerar, caucionar, emprenhar ou gravar ou por qualquer forma negociar os Direitos Cedidos, sem o prévio e expresso consentimento da CAIXA.

PARÁGRAFO TERCEIRO – Fica convencionado que o montante mensal médio dos Valores Arrecadados que transitarão pela Conta Vinculada nos três meses imediatamente anteriores à apuração pela CAIXA em cada trimestre (“Período”), a ser realizada nos dias 31 de março, 30 de junho, 30 de setembro e 31 de dezembro de cada ano deverá perfazer – e a CREDITADA se obriga a adotar todas as medidas necessárias para que perfaça – o valor mínimo equivalente a R$ 70.000.000,00 (setenta milhões de reais) (“Valor Médio Mínimo”), calculado pelo valor total dos recursos que vierem a ser depositados na Conta Vinculado durante cada Período, divido por 3 (três). Caso em determinado Período o Valor Médio Mínimo não seja verificado pela CAIXA, a CAIXA poderá, a seu exclusivo critério, declarar imediatamente vencidas, de pleno direito, as obrigações da CREDITADA no âmbito da Cédula. Não obstante, e sem prejuízo ao seu direito avençado no âmbito da presente Cláusula, a CAIXA poderá, a seu exclusivo critério, alternativamente à declaração de vencimento antecipado das obrigações da CREDITADA na presente Cédula, exigir que a CREDITADA no prazo de 10 (dez) dias, a contar da solicitação da CAIXA nesse sentido, deposite na Conta Vinculada um valor equivalente à diferença entre o Valor Médio Mínimo e o montante mensal médio efetivamente apurado pela CAIXA nos termos da presente Cláusula (“Valor do Déficit”). Nesse caso, o Valor do Déficit ficará retido na Conta Vinculada até que o Valor Médio Mínimo apurado pela CAIXA em uma data de apuração nos termos da presente cláusula tenha sido reestabelecido.

PARÁGRAFO QUARTO – Sem prejuízo do disposto no parágrafo a seguir, fica a CAIXA, a partir deste ato, legalmente identificado como o único e legítimo titular, em caráter fiduciário, dos Direitos Cedidos, cuja condição perdurará até o integral adimplemento de todas as obrigações assumidas pela CREDITADA na Cédula, de modo que, ocorrendo o seu cumprimento pela CREDITADA, conforme atestado pela CAIXA, resolver-se-á a propriedade fiduciária da CAIXA, retornando os Direitos Cedidos à propriedade plena da CREDITADA.

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

PARÁGRAFO QUINTO – Ressalvada a hipótese de retenção do Valor do Déficit, os Valores Arrecadados serão, diariamente, até às 14h00, liberados à conta de livre movimentação da CREDITADA, após a necessária verificação da CAIXA nas respectivas datas avençadas, e desde que a CREDITADA não tenha ocorrido um evento de vencimento antecipado, hipótese de pagamento antecipado obrigatório ou descumprimento de obrigação pecuniária pela CREDITADA.

PARÁGRAFO SEXTO – A CREDITADA declara neste ato que:

(i)está autorizada, nos termos da lei e de seu estatuto social, a ceder os Direitos Cedidos de que é titular, bem como cumprir as disposições deste instrumento;
(ii)a celebração deste instrumento não viola nenhuma disposição de seu estatuto social, assim como não infringe ou viola qualquer disposição legal e regulamentos a que está sujeita;
(iii)os Direitos Cedidos estão livres e desembaraçados de quaisquer ônus, encargos, pendências judiciais ou extrajudiciais de qualquer natureza, inclusive fiscais, dúvidas, dívidas e/ou gravames de qualquer natureza, exceto a presente cessão fiduciária de direitos creditórios;
(iv)inexiste impedimento legal contido em avenças de que a CREDITADA seja parte, que vede a presente cessão fiduciária dos Direitos Cedidos ora convencionados, em favor da CAIXA; e
(v)teve prévio conhecimento, de forma clara e suficiente, das atribuições a ela impostas, e que anui a todos os termos do instrumento, e que decidiu, livre e espontaneamente, sem qualquer vício de vontade e consentimento, ceder fiduciariamente os Direitos Cedidos em garantia indivisível, irrevogável e irretratável.

PARÁGRAFO SÉTIMO – A CREDITADA será responsável por todos e quaisquer prejuízos causados à CAIXA que decorram da falsidade ou inexatidão das declarações e garantias aqui prestadas.

PARÁGRAFO OITAVO – Verificada a ocorrência de um evento de inadimplemento em relação às obrigações pecuniárias assumidas pela CREDITADA na Cédula, observados os respectivos prazos de cura, conforme aplicáveis todos os valores relativos aos Direitos Cedidos passarão a ser retidos pela CAIXA na Conta Vinculada e, ocorrendo a decretação do vencimento antecipado da dívida ou hipótese de pagamento antecipado obrigatório nos termos desta Cédula, poderão ser utilizados na amortização das referidas obrigações da CREDITADA, até a sua integral liquidação, nos termos da Cédula, até o limite das Obrigações Garantidas.

PARÁGRAFO NONO – Ocorrendo a decretação do vencimento antecipado da dívida nos termos desta Cédula, a CAIXA poderá, independentemente de qualquer notificação, promover a imediata utilização dos Direitos Cedidos para satisfazer as obrigações garantidas então vencidas e não liquidadas, mediante a excussão judicial ou venda amigável dos Recebíveis, conforme seja aplicável, ou, no caso dos Valores Arrecadados, simplesmente aplicá-los no pagamento das Obrigações Garantidas, nos termos da lei e em conformidade com os termos da Cédula, até o total adimplemento das obrigações. Neste sentido, a CAIXA terá o direito de imediatamente exercer sobre os Direitos Cedidos todos os poderes que lhe são assegurados pela legislação vigente, nos termos da Cédula, podendo dispor de, cobrar, receber, realizar, vender, ou ceder, inclusive de forma particular, total ou parcialmente, os Recebíveis, nos termos e condições que a CAIXA considere apropriado, dar quitação e assinar quaisquer documentos ou termos por mais especiais que sejam, necessários à prática dos atos aqui referidos, independentemente de qualquer comunicação e/ou autorização adicional da CREDITADA. Todo valor que sobejar às Obrigações Garantidas deverá ser devolvido à CREDITADA.

PARÁGRAFO DÉCIMO – A CREDITADA renuncia neste ato a qualquer direito ou privilégio legal ou contratual que possa afetar a livre e integral exequibilidade e transferência dos Direitos Cedidos no caso de sua excussão, observados os termos e condições previstos nesta Cédula.

PARÁGRAFO DÉCIMO PRIMEIRO– Sem prejuízo do disposto na Cédula, e para os fins do artigo 1.362 do Código Civil Brasileiro, da Lei 9.514/97, conforme alterada, e da Lei 4.728/65, conforme alterada, as Obrigações Garantidas podem ser resumidamente descritas da seguinte forma:

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

(i)Valor estimado de principal da dívida: R$512.000.000,00 (quinhentos e doze milhões de reais);
(ii)Prazo e condições de pagamento: pagamento do principal, após 24 (vinte e quatro) meses da data de assinatura da Cédula, em 20 (vinte) parcelas trimestrais de R$32.000.000,00 (trinta e dois milhões de reais) com datas de vencimento em março, junho, setembro e dezembro de cada ano e pagamento trimestral dos encargos financeiros, a partir da data de assinatura da Cédula, em março, junho, setembro e dezembro de cada ano;
(iii)Taxa de juros: 139,54% do CDI;
(iv)Juros de mora: CDI mais 2% ao mês; e
(v)Cláusula penal: 2% sobre o valor devido.

PARÁGRAFO DÉCIMO SEGUNDO – As partes têm conhecimento e concordam que a CREDITADA não possui sistema de individualização de recebíveis capaz de identificar clientes, valores e faturas que serão efetivamente depositadas na Conta Vinculada e, da mesma forma, exceto se de outra forma expressamente indicada nesta Cédula, não assume nenhuma obrigação de realizar tal individualização.

CLÁUSULA TERCEIRA – A Cláusula Terceira da Cédula, que trata dos ENCARGOS, passa a viger com a seguinte redação:

DOS ENCARGOS
CLÁUSULA TERCEIRA – Sobre o valor contratado incidirão encargos financeiros correspondentes a 139,54% (cento e trinta e nove inteiros e cinquenta e quatro centésimos pontos percentuais) da taxa média diária do CDI Over (Certificados de Depósitos lnterbancários), divulgada diariamente pela CETIP S.A. – Mercados Organizados (“CDI CETIP"), capitalizados diariamente.

Parágrafo Primeiro – A taxa média diária dos Certificados de Depósitos lnterbancários – CDI utilizada na correção do saldo devedor é aquela posicionada no segundo dia útil anterior à data de aplicação da correção.

Parágrafo Segundo – Na extinção do índice CDI CETIP, a CAIXA utilizará automaticamente em seu lugar aquele que vier a ser estabelecido pelas autoridades competentes. Na falta de determinação legal ou regulamentar, utilizar-se-á a base de remuneração que estiver sendo praticada nas operações de crédito dos bancos comerciais, no mercado financeiro.

Parágrafo Terceiro – Os referidos Encargos Financeiros, calculados por dias úteis, serão cobrados trimestralmente.

Parágrafo Quarto – Nos casos de pagamento, amortização extraordinária ou liquidação antecipada em épocas diferentes daquelas indicadas na Cláusula Segunda, será feita a aplicação "pro-rata” dia útil, devendo ser comunicado à CAIXA, por escrito, com 3 (três) dias úteis de antecedência.

CLÁUSULA QUARTA – O caput da atual Cláusula Vigésima Segunda da Cédula, que trata das hipóteses de VENCIMENTO ANTECIPADO, passa a viger com a seguinte redação, mantendo-se a redação de seus parágrafos:

DO VENCIMENTO ANTECIPADO
CLÁUSULA VIGÉSIMA SEGUNDA - São motivos de vencimento antecipado da dívida e imediata execução desta Cédula, independentemente de notificação judicial ou extrajudicial, além dos casos previstos em lei:

I)inadimplemento, pela CREDITADA, de qualquer obrigação de natureza pecuniária assumida nesta Cédula, que não seja sanado no prazo de 1 (um) dia útil, contado da data de vencimento original;

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

II)inadimplemento, pela CREDITADA, de qualquer obrigação não pecuniária prevista nesta Cédula, que não seja sanado no prazo de 30 (trinta) dias contados da comunicação que lhe for enviada pela CAIXA a respeito do fato;

III)descumprimento, falsidade, imprecisão, incorreção ou omissão material imputável à CREDITADA, em qualquer declaração, garantia, informação ou documento material que houver sido firmado, prestado ou entregue pela CREDITADA relativo a esta operação de crédito, desde que não sanados no prazo de 10 (dez) dias úteis;

IV)vencimento antecipado ou inadimplemento de qualquer obrigação pecuniária da CREDITADA ou de qualquer Afiliada Brasileira, excluindo obrigações exclusivamente entre a CREDITADA e a Avalista,, em valor unitário ou agregado, que seja igual ou superior a R$ 10.000.000,00 (dez milhões de reais), que não seja sanado no prazo de 10 (dez) dias úteis, contados da notificação enviada pela CAIXA, ressalvados os casos em que tais obrigações estejam com seu pagamento suspenso em razão de decisão administrativa ou judicial ou em que tenha sido garantido o Juízo;

V)vencimento antecipado de qualquer outra obrigação pecuniária da CREDITADA com a CAIXA desde que não sanada nos prazos estabelecidos nos respectivos instrumentos;

VI)protesto cambiário contra a CREDITADA em valor unitário ou agregado igual ou superior a R$ 10.000.000,00 (dez milhões de reais), que não seja sanado no prazo de 30 (trinta) dias após o aviso por escrito enviado pela CAIXA, ou que venha a se transformar em procedimento judicial e que se encontre com o pagamento suspenso por meio de decisão judicial, ou que tenha sido garantido o Juízo;

VII)(a) pedido de autofalência pela CREDITADA e/ou de qualquer Afiliada Brasileira; (b) pedido de falência da CREDITADA e/ou de qualquer Afiliada Brasileira formulado por terceiro e não elidido no prazo legal; (c) decretação de falência ou liquidação da CREDITADA e/ou de qualquer Afiliada Brasileira; (d) pedido de recuperação judicial ou extrajudicial pela CREDITADA e/ou de qualquer Afiliada Brasileira;

VIII)liquidação, dissolução ou extinção da CREDITADA;

IX)caso a CREDITADA ou qualquer de suas Afiliadas Brasileiras seja declarada insolvente por decisão judicial, ou reconheça publicamente ou perante a CAIXA, sua impossibilidade de satisfazer suas obrigações pecuniárias ou caso tal impossibilidade seja notória, em ambos os casos no valor global superior a R$10.000.000,00 (dez milhões de reais);

X)realização, pela CREDITADA, uma redução do seu capital social, resgate, amortização, reembolso, ou compra de participação societária, desde que tais operações impliquem pagamento (em espécie ou in natura) aos seus sócios, ou, caso o índice financeiro indicado na Cláusula Décima Segunda seja superior a 2,5 (dois e meio), distribuição de lucros ou juros sobre o capital próprio, ainda que já declarados, aos seus sócios;

XI)alienação, pela CREDITADA, no individual ou no agregado, de qualquer de seus bens ou ativos, sem a prévia e expressa anuência por escrito da CAIXA, exceto, neste caso, (i) antecipação de receitas com cartão de crédito, (ii) venda de recebíveis vencidos e não pagos, (iii) alienação de mercadorias no curso ordinário de negócios, (iv) transferências de ativos obsoletos ou bens móveis de baixo valor agregado, (v) transferências no contexto de permuta por ativos similares de valor igual ou superior; e (vi) venda de torres na modalidade ‘sale leaseback’, neste caso, sujeito à aprovação prévia da CAIXA, a qual deverá ser manifestada dentro do período de 45 (quarenta e cinco) dias contados da tal questionamento formulado mediante notificação escrita, desde que comprovado o recebimento de tal notificação pela CAIXA, sendo certo que a não manifestação por parte da CAIXA não implicará aprovação tácita;

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

XII)pagamento, pela CREDITADA ou por qualquer Afiliada Brasileira, de qualquer obrigação, antes da integral quitação de todas as obrigações desta Cédula, às Partes Relacionadas, inclusive na hipótese de falência, liquidação ou dissolução da CREDITADA, exceto quaisquer pagamentos entre a CREDITADA e a Avalista;

XIII)outorga e/ou constituição, pela CREDITADA ou por qualquer Afiliada Brasileira, de qualquer ônus ou gravame ou outro direito real de garantia, ou garantia fidejussória, em favor de terceiro (incluindo suas Afiliadas e controladora direta ou indireta), exceto (i) aquelas constituídas nos termos desta Cédula ou previamente a data do Primeiro Aditivo, ou (ii) pela (a) outorga de garantias reais como contragarantia em contratações de seguros e seguros garantias em geral; (b) outorga de garantias reais como contragarantia em nova fiança bancária para garantia judicial ou realização de novos depósitos judiciais limitadas, no caso das garantias outorgadas nos termos desse item (b) ao valor global de R$150.000.000,00 (cento e cinquenta milhões de reais); (c) outorga de garantias reais ou pessoais em contratos de locação de sites; (d) outorga de garantias reais ou pessoais em contratos de collocation (i.e. contratos com outras operadoras para instalação de equipamentos em torres), (e) financiamentos concedidos pela Agência Nacional de Telecomunicações - ANATEL, incluindo suas renovações, (f) garantias em favor da ANATEL, (g) garantias reais outorgadas como contragarantia para emissão de novas performance bonds em favor da ANATEL, neste caso, sujeito à aprovação prévia da CAIXA, as quais deverão ser manifestadas dentro do período de 45 (quarenta e cinco) dias contados de tal questionamento formulado mediante notificação escrita, desde que comprovado o recebimento de tal notificação pela CAIXA, sendo certo que a não manifestação por parte da CAIXA não implicará aprovação tácita e (h) renovações das operações já detidas pela CREDITADA ou suas Afiliadas Brasileira identificadas no Anexo Anexo 22(xiii)(1) desta Cédula, sendo que as garantias a serem outorgadas nos termos desse item (h) deverão estar limitadas ao valor garantido pela fiança e/ou performance bond, conforme indicado em tal anexo, observadas as mesmas garantias em vigor na presente data, sendo que as garantias reais outorgadas nos termos dos itens (a), (c) e (d) acima estão limitados ao valor global de R$50.000.000,00 (cinquenta milhões de reais). A CREDITADA declara, para os fins da presente Cédula, que o Anexo 22(xiii)(2) contém a totalidade das operações que contam com garantia real;

XIV)não utilização dos recursos para a finalidade indicada na Cláusula Sétima;

XV)não observância do Valor Mínimo por 1 (um) Período, observados os termos da Cláusula Décima, Parágrafo Terceiro, desta Cédula;

XVI)execução de qualquer garantia prestada a qualquer credor da CREDITADA ou de qualquer Afiliada Brasileira no valor, igual ou superior, a R$ 10.000.000,00 (um dez milhões de reais), e desde que não seja sanado no prazo de 10 (dez) dias úteis, contados da notificação enviada pela CAIXA, ressalvados os casos em que tal execução esteja suspensa em razão de decisão administrativa ou judicial;

XVII)publicação de ato regulatório cujos efeitos não tenham sido suspensos nos prazos legais, quando aplicável, que (i) afete de maneira adversa a capacidade da CREDITADA de honrar suas obrigações perante a CAIXA; ou (ii) inviabilize as atividades da CREDITADA ou parte significativa destas, ou de qualquer forma, impacte, de maneira adversa, a situação financeira (em ambos os casos, assim entendida como atividades que respondam por 10% (dez por cento) ou mais do faturamento anual da CREDITADA); ou (iii) resulte em uma aplicação de multa, sanção ou penalidade final e irrecorrível que impacte a situação financeira da CREDITADA e/ou suas Afiliadas Brasileiras em valor igual ou superior a R$100.000.000,00 (cem milhões de reais) em um mesmo exercício fiscal;

XVIII)adoção de política pela CREDITADA que importe em discriminação de raça ou gênero ou assédio moral ou sexual, (ii) a comprovação por sentença judicial transitada em julgado ou decisão administrativa final sancionadora, exarada por autoridade ou órgão competente, (I) de que as

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

atividades da CREDITADA geram danos ao meio ambiente, ou (II) que a CREDITADA (a) utiliza mão de obra em situação análoga à condição de trabalho escravo, conforme previsto na Portaria Interministerial nº 2, de 12 de maio de 2011, (b) utiliza trabalho infantil de forma não regulamentada, (c) explora a prostituição ou (d) exerce atividades ilegais, constando ou não no Cadastro de Empregadores;

XIX)repasse, cassação ou suspensão da Concessão obtida junto à ANATEL para exploração de frequências da terceira geração (tecnologia 3G) e GSM sem prévia anuência da CAIXA, que não poderá ser injustificadamente negada;

XX)caso o índice obtido pela divisão da Dívida Líquida pelo EBITDA seja superior a 2,5 (dois e meio), a ser calculado nos termos da Cláusula Décima Segunda;

XXI)caso a CREDITADA não mantenha em caixa, em cada Data de Verificação em recursos imediatamente disponíveis ou em aplicações financeiras, o Saldo Mínimo;

XXII)não observância da obrigação de subordinação prevista na Cláusula Décima Quarta desta Cédula;

XXIII)transferência ou cessão a terceiros, a qualquer título, no todo ou em parte, dos direitos e obrigações decorrentes desta Cédula, total ou parcial, sem prévio e expresso consentimento da CAIXA;

XXIV)não efetivação do(s) registro(s) cartorários previstos nesta Cédula, no prazo de 72 (setenta e duas) horas, contados a partir da assinatura deste instrumento, seja por ato de vontade ou ainda por qualquer outro óbice legal ou convencional;

XXV)inexistência de saldo, em qualquer das contas de titularidade da CREDITADA que atenda ao pagamento dos compromissos assumidos por meio desta Cédula nas respectivas Datas de Pagamento e não sanados no prazo de 1 (um) dia útil; e

XXVI)descumprimento de quaisquer das obrigações estabelecidas na Cláusula Décima, Parágrafo Segundo deste instrumento.

Ainda, para os fins do disposto nesta Cédula, define-se:

“Afiliada” de qualquer Pessoa significa outra Pessoa que, direta ou indiretamente, por meio de um ou mais intermediários, Controle, seja Controlada, ou esteja sob o Controle comum com essa primeira Pessoa. Adicionalmente, no caso de uma Pessoa que seja um fundo de investimentos ou cujo acionista Controlador seja um fundo de investimentos, também será considerada uma “Afiliada”: (i) o gestor ou o quotista ou uma Afiliada do gestor ou do quotista desse fundo de investimento, (ii) outro fundo de investimento administrado ou gerido pelo gestor ou quotista ou uma Afiliada do gestor ou quotista desse fundo de investimento, e (iii) qualquer Pessoa que seja, direta ou indiretamente, Controlada, ou esteja sob o Controle comum desse fundo de investimento, seja individualmente ou em conjunto com outra Afiliada, ou qualquer das outras Pessoas acima expostas.

“Afiliada Brasileira” significa com relação a qualquer Pessoa uma Afiliada domiciliada no Brasil;

“Controle” (incluindo seus significados correlatos) significa, de acordo com o Artigo 116 da Lei nº 6.404, de 15.12.1976, (a) o poder para eleger a maioria do conselho de administração, ou órgão semelhante, da Pessoa controlada ou, de outro modo, conduzir os negócios ou políticas dessa Pessoa (por contrato ou de outro modo), e (b) a posse direta ou indireta de direitos que concedam à Pessoa Controladora a maioria dos votos na assembleia geral de acionistas ou reunião similar, da Pessoa Controlada.

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

“Parte Relacionada” de qualquer Pessoa especificada terá o significado descrito na Deliberação nº 642 de 7 de outubro de 2010 emitida pela Comissão de Valores Mobiliários, e também incluirá, na medida em que não seja repetido, (i) qualquer Afiliada dessa Pessoa, (ii) qualquer diretor, conselheiro, quotista, acionista, funcionário ou administrador dessa Pessoa ou uma Afiliada dessa Pessoa, (iii) qualquer cônjuge, ex-cônjuge, ascendente, descendente ou parente colateral até o segundo grau dessa Pessoa, uma Afiliada dessa Pessoa ou qualquer diretor, conselheiro, quotista, acionista, funcionário ou administrador dessa Pessoa ou uma Afiliada dessa Pessoa, e (iv) qualquer Afiliada dos acima expostos.

“Pessoa” significa qualquer entidade governamental ou qualquer pessoa física, firma, parceria, sociedade, sociedade de responsabilidade limitada, joint venture, associação, fundos, fundos de investimento, agente fiduciário, organização sem personalidade jurídica, ou outra entidade organização, quer seja uma pessoa jurídica ou não.

CLÁUSULA QUINTA – Incluir o Anexo 22(xiii)(1) e Anexo 22(xiii)(2) à Cédula nos exatos termos dos Anexo A e Anexo B respectivamente deste aditivo.

CLÁUSULA SEXTA –– A atual Cláusula Décima Segunda da Cédula, que trata da obrigação de manter um índice financeiro, passa a viger com a seguinte redação:

CLÁUSULA DÉCIMA SEGUNDA - Para fins do disposto na Cláusula Décima Segunda, o índice obtido pela divisão da Dívida Líquida pelo EBITDA será apurado da seguinte forma: (i) semestralmente, com base nos balancetes não auditados encerrados em 30 de junho de cada ano; (ii) anualmente, pelas demonstrações financeiras encerradas em 31 de dezembro de cada ano, consolidadas e auditadas por empresa de auditoria de renome no mercado.

Obrigamo-nos a entregar à CAIXA, durante a vigência desta Cédula, a declaração de cumprimento do índice nos termos do Anexo II, (i) os balancetes semestrais não auditados encerrados em 30 de junho até o dia 15 de agosto de cada ano, e (ii) as demonstrações financeiras encerradas em 31 de dezembro, consolidadas e auditadas, até o dia 5 de maio de cada ano.

Caso em determinado período de verificação das obrigações de que trata esta Cláusula, a CREDITADA não cumprir com o índice acima estabelecido, a CREDITADA poderá independentemente de qualquer notificação ou prazo de cura, declarar o vencimento antecipado de todas as obrigações assumidas pela CREDITADA e/ou pela Avalista.

Ainda para os fins do disposto na Cláusula Décima Primeira:

a)“Dívida Líquida” significa o valor calculado em bases consolidadas, na respectiva data de verificação, determinado de acordo com os princípios contábeis geralmente aceitos no Brasil, igual (a) à soma dos Passivos junto a instituições financeiras, dos títulos e valores mobiliários representativos de dívida emitidos, e do saldo líquido de operações de derivativos (passivos menos ativos de operações com derivativos); diminuído (b) das disponibilidades (caixa, bancos, aplicações de liquidez imediata ou aplicações de curto prazo, títulos e valores mobiliários de própria emissão ou de terceiros, e títulos públicos e privados de qualquer natureza) e (c) dos efeitos da marcação a mercado das operações de derivativos;

b) “EBITDA” significa o lucro operacional da CREDITADA, em bases consolidadas, relativo aos 12 (doze) últimos meses, somado às despesas de depreciação e amortização, todos determinados de acordo com os princípios contábeis geralmente aceitos no Brasil; e

c) “Passivo(s)” significa o valor principal dos títulos e valores mobiliários representativos de dívida emitidos junto a instituições financeiras registrados no balanço consolidado da CREDITADA nas datas de medição, todos determinados de acordo com os princípios contábeis geralmente aceitos no Brasil.”

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

CLÁUSULA SÉTIMA –– Em razão da previsão de hipóteses de pagamento antecipado obrigatório, a Cláusula Décima Terceira da Cédula ora aditada passará a ter a seguinte redação, sendo as demais sucessivamente renumeradas:

PAGAMENTO ANTECIPADO OBRIGATÓRIO
CLÁUSULA DÉCIMA TERCEIRA – Obrigamo-nos a liquidar antecipadamente a totalidade dos valores devidos nos termos desta Cédula, aí incluídos os valores de Principal e Encargos Financeiros, na hipótese da ocorrência de qualquer dos seguintes eventos, mediante solicitação prévia com, no mínimo, 5 (cinco) dias úteis de antecedência, por escrito, da CAIXA:

a)mudança no nosso objeto social de forma a alterar as atuais atividades principais ou a agregar a essas atividades novos negócios que tenham prevalência ou possam representar desvios em relação às atividades atualmente desenvolvidas sem prévia anuência da CAIXA, a qual não deverá ser negada sem justificativa;

b)realização de qualquer tipo de reestruturação societária, tais como fusão, incorporação ou cisão, salvo se a cisão for parcial e não for superior a 10% do nosso patrimônio líquido, sem a prévia anuência da CAIXA, a qual não deverá ser negada sem justificativa, excetuado se dentro do grupo econômico;

c)aquisição do controle acionário de sociedades que resulte na alteração do nosso objeto principal, de forma a alterar as atuais atividades principais ou a agregar a essas atividades novos negócios que tenham prevalência ou possam representar desvios em relação às atividades atualmente desenvolvidas, sem a prévia anuência da CAIXA, a qual não deverá ser negada sem justificativa;

d)alteração direta ou indireta do controle acionário da CREDITADA ou de qualquer controlada, sem a prévia anuência da CAIXA, com definição da expressão controle acionário extraída do artigo 116 da Lei nº 6.404, de 15.12.1976 e/ou celebração ou assunção de obrigação (condicional ou de outra forma) por parte da CREDITADA ou de seus acionistas diretos ou indiretos, para fazê-lo, exceto no âmbito do processo de recuperação judicial (Chapter 11 proceeding) da NII Holdings, Inc., desde que os novos controladores sejam umas ou mais das Pessoas identificadas no Anexo 13(d).

CLÁUSULA OITAVA –– Incluir o Anexo 13(d) à Cédula nos exatos termos do Anexo C deste aditivo.

CLÁUSULA NONA –– Em razão da inclusão da subordinação das obrigações assumidas pela CREDITADA perante qualquer de suas partes relacionadas e da obrigação da CREDITADA em manter em caixa, em cada data de verificação, recursos imediatamente disponíveis ou em aplicações financeiras com liquidez imediata, as Cláusulas Décima Quarta e Décima Quinta da Cédula ora aditada passarão a ter a seguinte redação, sendo as demais sucessivamente renumeradas:

SUBORDINAÇÃO
CLÁUSULA DÉCIMA QUARTA – A CREDITADA concorda expressamente que todas e quaisquer obrigações assumidas pela CREDITADA perante quaisquer de suas Partes Relacionadas são subordinadas às obrigações previstas nesta Cédula. Da mesma forma, a CREDITADA concorda que nenhum valor será pago a suas Partes Relacionadas antes da liquidação integral das obrigações previstas nesta Cédula, inclusive na hipótese de falência, liquidação ou dissolução da CREDITADA, exceto quaisquer pagamentos realizados entre a CREDITADA e a Avalista.

SALDO MÍNIMO
CLÁUSULA DÉCIMA QUINTA – A CREDITADA deverá manter em caixa, em cada Data de Verificação, recursos imediatamente disponíveis ou aplicações financeiras, no valor mínimo de R$200.000.000,00 (duzentos milhões de reais) (“Saldo Mínimo”), e deverá comprovar à CAIXA, por meio de (i) balancetes semestrais não auditados encerrados em 30 de junho entregues à CAIXA até o dia 15 de agosto de cada ano; e (ii) demonstrações financeiras encerradas em 31 de dezembro, consolidadas e auditadas,

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

entregues à CAIXA até o dia 5 de maio de cada ano. Para fins desta Cédula, considera-se “Data de Verificação” as datas de 30 de junho e 31 de dezembro de cada ano.

CLÁUSULA DÉCIMA – A atual Cláusula Trigésima Primeira da Cédula passa a viger com a seguinte redação:

“CESSÃO
CLÁSULA TRIGÉSIMA PRIMEIRA - Esta Cédula poderá ser objeto de cessão e endosso por parte da CAIXA, no todo ou em parte, mediante aviso prévio (com 10 (dez) dias úteis de antecedência) à CREDITADA, nos termos da legislação civil e comercial, ressalvado que, até a 15 de setembro de 2015, a presente Cédula somente poderá ser cedida e/ou endossada mediante o consentimento expresso e por escrito da CREDITADA.”

CLÁUSULA DÉCIMA PRIMEIRA - É devida a Tarifa de Customização de Operação de Crédito, cujo pagamento pela CREDITADA é realizado na data de assinatura deste Primeiro Aditamento, no percentual de 0,60% (sessenta centésimos por cento) do valor repactuado, equivalente ao valor de R$3.146.008,88 (três milhões, cento e quarenta e seis mil e oito reais e oitenta e oito centavos) referente ao dia 13 de fevereiro de 2013 a ser atualizada na data da celebração deste Primeiro Aditamento.

CLÁUSULA DÉCIMA SEGUNDA - A CREDITADA declara, nesta data, o saldo devedor da Cédula, como dívida líquida e certa, e promete pagá-la nas datas e nos termos previstos em referido instrumento, conforme aditado por este Primeiro Aditamento.

CLÁUSULA DÉCIMA TERCEIRA – A CREDITADA levará o presente instrumento a registro no Registro de Títulos e Documentos da Comarca de São Paulo, Capital. As despesas relativas ao referido registro serão suportadas pela CREDITADA, que, desde já, autoriza o débito dos respectivos valores em sua conta de depósito nº 1859-6, Operação 003, mantida na agência nº 3150 da CAIXA.

CLÁUSULA DÉCIMA QUARTA – Todas as demais cláusulas e condições da Cédula, conforme aditada pelo seu Primeiro Aditamento, que não tenham sido expressamente alteradas pelo presente Primeiro Aditamento, ficam ratificadas permanecendo íntegras e em vigor para todos os efeitos de direito.

E, por estarem de perfeito acordo, a CREDITADA emite o presente Primeiro Aditamento à Cédula, devidamente assinado e em 4 (quatro) vias de igual teor, sendo somente a primeira delas (a via do banco) negociável, que passa a fazer parte integrante e indissociável da Cédula.

São Paulo, 13 de fevereiro de 2015.

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

CREDITADA:

/s/ Sultana Shamim Kahn	/s/ Gokul V. Hemmady
Assinatura da CREDITADA	Assinatura da CREDITADA
NEXTEL TELECOMUNICAÇÕES LTDA.	NEXTEL TELECOMUNICAÇÕES LTDA.
CNPJ: 66.970.229/0001-67	CNPJ: 66.970.229/0001-67
Representante Legal: Sultana Shamim Kahn	Representante Legal: Gokul V. Hemmady
CPF:	CPF:
Cargo:	Cargo:

AVALISTA:

/s/ Sultana Shamim Kahn	/s/ Gokul V. Hemmady
Assinatura da AVALISTA	Assinatura da AVALISTA
NEXTEL TELECOMUNICAÇÕES S.A.	NEXTEL TELECOMUNICAÇÕES S.A.
CNPJ: 00.169.369/0001-22	CNPJ: 00.169.369/0001-22
Representante Legal: Sultana Shamim Kahn	Representante Legal: Gokul V. Hemmady
CPF:	CPF:
Cargo:	Cargo:

Identificação do Gerente Concessor/Conferência de Assinaturas - Termo de Aditamento - Investimentos

Nº. da Cédula	Nº. do Termo de Aditamento	Valor - R$	Data do Termo de Aditamento

21.3150.777.0000001- 97	1	R$ 640.000.000,00 (seiscentos e quarenta milhões de reais)	13/02/2015

Nome do gerente	Matrícula

Fernando Ciotti	C053011.7

Atesto que as assinaturas constantes da Cédula referenciada são verdadeiras e que foram devidamente conferidas pelo empregado habilitado abaixo assinado, que reconheceu como válidas as assinaturas da CREDITADA de acordo com Ficha de Abertura e Autógrafos ou documento original de identificação (RG e CPF).

/s/ Marcelo Santana Da Silva	/s/ Fernando Ciotti
Assinatura, sob carimbo, do caixa Caixa Econômica Federal	Assinatura, sob carimbo, do gerente concessor Caixa Econômica Federal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

CAIXA:

/s/ Luiz Gustavo Silva Portela	/s/ Flavia Silva Nogueira
Assinatura da CAIXA	Assinatura da CAIXA
CAIXA ECONÔMICA FEDERAL	CAIXA ECONÔMICA FEDERAL
CNPJ: 00.360.305/0001-04	CNPJ: 00.360.305/0001-04
Representante Legal: Superintendente Executivo	Representante Legal: Superintendente Regional S.E.
CPF:	CPF:
Cargo:	Cargo:

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

ANEXO A

Anatel Bonds

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
Fator Seguradora	107750002008	22/05/2015	31.953.196,80	10.333.851,80	Anatel	Performance
Fator Seguradora	107750002007	22/05/2015	106.981.056,00	92.262.140,80	Anatel	Performance
Fator Seguradora	107750002009	22/05/2015	12.034.668,80	3.892.082,68	Anatel	Performance
Fator Seguradora	107750002010	22/05/2015	78.678.521,60	25.445.096,69	Anatel	Performance
Fator Seguradora	107750002011	22/05/2015	102.360.137,60	88.276.988,28	Anatel	Performance
Austral	207750007111	01/08/2015	124.008.416,00	65.649.503,39	Anatel	Performance
Austral	207750007112	01/08/2015	78.412.768,00	41.511.370,31	Anatel	Performance
ABC Brasil	3234214	22/05/2015	3.608.505,60	2.728.442,72	Anatel	Performance
ABC Brasil	3234314	22/05/2015	6.615.884,80	5.002.365,17	Anatel	Performance
ABC Brasil	3234514	22/05/2015	3.226.832,00	2.439.853,85	Anatel	Performance
ABC Brasil	3234614	22/05/2015	4.091.046,40	3.093.298,72	Anatel	Performance
ABC Brasil	3234814	22/05/2015	196.000,00	148.198,40	Anatel	Performance

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Garantias Judiciais

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153113	16/09/2015	21.138,87	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0172306	12/04/2017	2.895.905,52	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176534	18/06/2015	76.729,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176537	18/06/2015	78.422,32	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176530	18/06/2015	1.257.834,06	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176531	18/06/2015	23.500,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176532	18/06/2015	1.177.852,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176515	18/06/2015	21.345,34	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176516	18/06/2015	88.434,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176506	18/06/2015	456.063,94	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176509	18/06/2015	276.283,07	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176517	18/06/2015	14.438,48	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176518	18/06/2015	136.949,70	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176514	18/06/2015	223.402,69	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

J.Malucelli	02-0775-0176520	18/06/2015	92.065,36	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176521	18/06/2015	1.750.218,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176522	18/06/2015	71.460,17	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176523	18/06/2015	47.121,37	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176524	18/06/2015	360.720,38	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176542	18/06/2015	333.166,30	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176553	18/06/2015	8.940,89	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176556	18/06/2015	811.395,28	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176560	18/06/2015	21.998,00	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176557	18/06/2015	92.826,79	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176562	18/06/2015	260.876,12	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176563	18/06/2015	29.785,74	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176564	18/06/2015	30.740,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176569	18/06/2015	254.434,11	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176572	18/06/2015	8.824,19	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176575	18/06/2015	1.296.866,18	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176540	18/06/2015	15.251,54	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

J.Malucelli	02-0775-0176535	18/06/2015	1.295.938,55	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176519	18/06/2015	20.199.768,82	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176558	18/06/2015	42.620,54	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177267	27/06/2015	409.674,13	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177686	03/07/2015	5.309.016,52	R$ -	Judicial	Cível
J.Malucelli	02-0775-0177861	05/07/2015	164.164,66	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178391	12/07/2015	127.564,71	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178389	12/07/2015	101.439,09	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178403	12/07/2015	621.692,33	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178406	12/07/2015	156.235,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178374	12/07/2015	275.000,10	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178375	12/07/2015	212.592,26	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178373	12/07/2015	8.667,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178387	12/07/2015	20.920,53	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178400	12/07/2015	11.732,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178782	17/07/2015	226.270,84	R$ -	Judicial	Cível
J.Malucelli	02-0775-0180237	07/08/2015	134.947,72	R$ -	Judicial	Cível

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

J.Malucelli	02-0775-0181853	28/08/2015	47.034,28	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182434	06/09/2015	97.500,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182988	12/09/2015	29.120,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0184951	09/10/2015	7.551,21	R$ -	Judicial	Cível
Austral	207750002557	22/11/2015	1.097.676,50	R$ -	Judicial	Fiscal
Austral	207750002558	22/11/2015	904.905,15	R$ -	Judicial	Fiscal
Austral	207750002559	22/11/2015	180.207,80	R$ -	Judicial	Fiscal
Austral	207750002592	06/12/2015	1.980.865,67	R$ -	Judicial	Fiscal
Austral	207760000700	07/12/2015	26.520,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0189993	12/12/2015	26.137,42	R$ -	Judicial	Cível
J.Malucelli	02-0775-0192902	17/01/2016	14.170,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0195357	25/02/2016	27.047,80	R$ -	Judicial	Cível
J.Malucelli	02-0775-0194208	06/02/2018	185.024,63	R$ -	Judicial	Fiscal
Austral	207750003098	02/04/2016	1.445.356,78	R$ -	Judicial	Fiscal
Austral	207750003101	04/04/2016	32.235.939,45	R$ -	Judicial	Fiscal
Austral	207750003057	25/03/2016	5.018.419,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0240720	12/06/2016	2.487.364,30	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Austral	207760001007	02/04/2016	17.725,27	R$ -	Judicial	Cível
Austral	207760001042	30/04/2016	27.120,00	R$ -	Judicial	Cível
Austral	207750003439	17/05/2016	2.133,27	R$ -	Judicial	Fiscal
Austral	207750003448	17/05/2016	2.176,93	R$ -	Judicial	Fiscal
Austral	207750003440	17/05/2016	7.276,00	R$ -	Judicial	Fiscal
Austral	207750003494	17/05/2016	16.390,94	R$ -	Judicial	Fiscal
Austral	207750003443	17/05/2016	19.719,22	R$ -	Judicial	Fiscal
Austral	207750003447	17/05/2016	36.751,03	R$ -	Judicial	Fiscal
Austral	207750003434	17/05/2016	38.680,14	R$ -	Judicial	Fiscal
Austral	207750003449	17/05/2016	108.774,80	R$ -	Judicial	Fiscal
Austral	207750003445	17/05/2016	124.340,12	R$ -	Judicial	Fiscal
Austral	207750003442	17/05/2016	302.352,18	R$ -	Judicial	Fiscal
Austral	207750003444	17/05/2016	325.548,35	R$ -	Judicial	Fiscal
Austral	207750003441	17/05/2016	382.094,86	R$ -	Judicial	Fiscal
Austral	207750003435	17/05/2016	704.006,80	R$ -	Judicial	Fiscal
Austral	207750003437	17/05/2016	759.528,65	R$ -	Judicial	Fiscal
Austral	207750003436	17/05/2016	911.966,24	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Austral	207750003438	17/05/2016	3.738.083,37	R$ -	Judicial	Fiscal
Austral	207760001075	17/05/2016	236.046,95	R$ -	Judicial	Fiscal
Austral	207760001076	17/05/2016	1.355.034,00	R$ -	Judicial	Cível
Austral	207750003501	17/05/2016	224.355,62	R$ -	Judicial	Fiscal
Austral	207750003499	17/05/2016	328.657,17	R$ -	Judicial	Fiscal
Austral	207750003500	17/05/2016	10.722,22	R$ -	Judicial	Fiscal
Austral	207550003498	17/05/2016	53.759,75	R$ -	Judicial	Fiscal
Austral	207750003497	17/05/2016	97.665,75	R$ -	Judicial	Fiscal
Austral	207750003558	07/06/2018	511.602,98	R$ -	Judicial	Fiscal
Austral	207760001107	07/06/2016	21.320,00	R$ -	Judicial	Cível
Austral	207750003578	10/06/2016	183.410,46	R$ -	Judicial	Fiscal
Austral	207750003580	10/06/2016	14.334,57	R$ -	Judicial	Fiscal
Austral	207760001120	19/06/2016	29.856,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0197717	03/03/2016	961.621,81	R$ -	Judicial	Fiscal
J.Malucelli	207750208489	30/07/2016	428.433,59	R$ -	Judicial	Fiscal
Austral	207750004034	05/09/2016	69.255,10	R$ -	Judicial	Cível
Austral	207750004148	23/09/2016	70.769,16	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Austral	207750004150	23/09/2016	3.979,27	R$ -	Judicial	Fiscal
Austral	207750004146	23/09/2016	5.526,80	R$ -	Judicial	Fiscal
Austral	207750004147	23/09/2016	2.711,62	R$ -	Judicial	Fiscal
Austral	207750004145	23/09/2016	7.636,74	R$ -	Judicial	Fiscal
Austral	207760001306	01/10/2016	26.126.13	R$ -	Judicial	Cível
Austral	207750005249	06/12/2015	562.418,41	R$ -	Judicial	Fiscal
Austral	207750005248	22/11/2015	199.202,55	R$ -	Judicial	Fiscal
Austral	207750005251	22/11/2015	72.072,42	R$ -	Judicial	Fiscal
Austral	207750005250	22/11/2015	130.423,91	R$ -	Judicial	Fiscal
Ace Seguros	17.75.0000654.12	18/02/2017	69.255,10	R$ -	Judicial	Cível
Ace Seguros	17.75.0000684.12	01/04/2017	2.134.282,67	R$ -	Judicial	Cível
Ace Seguros	17.75.0000746.12	09/05/2017	133.705,00	R$ -	Judicial	Cível
Ace Seguros	17.75.0000747.12	09/05/2017	142.211,89	R$ -	Judicial	Cível
Austral	20776001487	07/12/2015	1.531,61	R$ -	Judicial	Trabalhista
Itaú BBA	KH4.04/04	Indeterminado	8.731.962,57	9.530.947,21	Judicial	Fiscal
Santander	180766506	Indeterminado	4.407.770,67	R$ -	Judicial	Fiscal
Bradesco	2.029.910-P	Indeterminado	1.427.788,00	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Bradesco	2.032.715-4	Indeterminado	271.096,13	R$ -	Judicial	Fiscal
Bradesco	2.034.604-3	Indeterminado	1.008.244,00	R$ -	Judicial	Fiscal
Bradesco	2.040.906-1	14/09/2015	233.784,00	R$ -	Judicial	Trabalhista
Bradesco	2.042.526-1	Indeterminado	647.720,81	R$ -	Judicial	Fiscal
Bradesco	2.043.461-9	Indeterminado	3.982.922,59	R$ -	Judicial	Fiscal
Bradesco	2.043.325-6	Indeterminado	1.304.356,12	R$ -	Judicial	Fiscal
Bradesco	2.045.058-4	Indeterminado	586.218,01	R$ -	Judicial	Fiscal
Bradesco	2.046.903-P	Indeterminado	1.091.596,02	R$ -	Judicial	Fiscal
Bradesco	2.047.296-0	Indeterminado	2.229.530,43	R$ -	Judicial	Ambiental
Bradesco	2.047.609-5	Indeterminado	16.364,00	R$ -	Judicial	Fiscal
Bradesco	2.047.808-p	Indeterminado	2.958.345,56	R$ -	Judicial	Fiscal
Bradesco	2.053.184-3	Indeterminado	778.511,95	R$ -	Judicial	Fiscal
Bradesco	2.054.290-p	Indeterminado	11.580.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.185-1	Indeterminado	21.773.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.186-p	Indeterminado	26.699.435,32	R$ -	Judicial	Fiscal
Bradesco	2.053.246-7	Indeterminado	82.824,35	R$ -	Judicial	Fiscal
Bradesco	2.058.354-1	Indeterminado	37.809.554,62	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Bradesco	2.059.775-5	Indeterminado	136.779,87	R$ -	Judicial	Trabalhista
Bradesco	2.060.546-4	Indeterminado	1.415.522,58	R$ -	Judicial	Fiscal
Bradesco	2.060.544-8	Indeterminado	257.399,77	R$ -	Judicial	Fiscal
Bradesco	2.060.545-6	Indeterminado	2.656.570,48	R$ -	Judicial	Fiscal
Caixa Geral	0061/12	Indeterminado	9.700.359,77	13.248.861,10	Judicial	Fiscal
HSBC	04540476736/001	31/07/2015	4.823.318,15	R$ -	Judicial	Fiscal
HSBC	04540482388/001	24/08/2015	2.812.489,04	R$ -	Judicial	Fiscal
HSBC	4540487584/001	10/09/2015	737.532,37	R$ -	Judicial	Fiscal
ABC Brasil	3258414	Indeterminado	1.259.491,51	1.342.719,90	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Outras Garantias

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153112	02/09/2015	60.507,96	R$ -	Outros	Concessão de Uso
J.Malucelli	02-0775-0244382	04/07/2015	12.923,64	R$ -	Outros	Concessão de Uso
Bradesco	2.027.032-2	27/12/2017	562.930,36	R$ -	Outros	Concessão de Uso
Safra	307.136-1	09/02/2015	2.409.968,88	R$ -	Outros	Fiança Locatícia
Safra	307.561-7	02/01/2015	1.470.426,57	R$ -	Outros	Fiança Locatícia

Garantia em Juízo

	Bloqueio	Deposito Judicial	Bens em Garantia
TOTAL	4.364.578,71	118.277.753,26	86.116.309

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

ANEXO B

Anatel Bonds

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
Fator Seguradora	107750002008	22/05/2015	31.953.196,80	10.333.851,80	Anatel	Performance
Fator Seguradora	107750002007	22/05/2015	106.981.056,00	92.262.140,80	Anatel	Performance
Fator Seguradora	107750002009	22/05/2015	12.034.668,80	3.892.082,68	Anatel	Performance
Fator Seguradora	107750002010	22/05/2015	78.678.521,60	25.445.096,69	Anatel	Performance
Fator Seguradora	107750002011	22/05/2015	102.360.137,60	88.276.988,28	Anatel	Performance
Austral	207750007111	01/08/2015	124.008.416,00	65.649.503,39	Anatel	Performance
Austral	207750007112	01/08/2015	78.412.768,00	41.511.370,31	Anatel	Performance
ABC Brasil	3234214	22/05/2015	3.608.505,60	2.728.442,72	Anatel	Performance
ABC Brasil	3234314	22/05/2015	6.615.884,80	5.002.365,17	Anatel	Performance
ABC Brasil	3234514	22/05/2015	3.226.832,00	2.439.853,85	Anatel	Performance
ABC Brasil	3234614	22/05/2015	4.091.046,40	3.093.298,72	Anatel	Performance
ABC Brasil	3234814	22/05/2015	196.000,00	148.198,40	Anatel	Performance

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Garantias Judiciais

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153113	16/09/2015	21.138,87	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0172306	12/04/2017	2.895.905,52	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176534	18/06/2015	76.729,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176537	18/06/2015	78.422,32	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176530	18/06/2015	1.257.834,06	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176531	18/06/2015	23.500,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176532	18/06/2015	1.177.852,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176515	18/06/2015	21.345,34	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176516	18/06/2015	88.434,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176506	18/06/2015	456.063,94	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176509	18/06/2015	276.283,07	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176517	18/06/2015	14.438,48	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176518	18/06/2015	136.949,70	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176514	18/06/2015	223.402,69	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

J.Malucelli	02-0775-0176520	18/06/2015	92.065,36	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176521	18/06/2015	1.750.218,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176522	18/06/2015	71.460,17	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176523	18/06/2015	47.121,37	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176524	18/06/2015	360.720,38	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176542	18/06/2015	333.166,30	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176553	18/06/2015	8.940,89	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176556	18/06/2015	811.395,28	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176560	18/06/2015	21.998,00	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176557	18/06/2015	92.826,79	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176562	18/06/2015	260.876,12	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176563	18/06/2015	29.785,74	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176564	18/06/2015	30.740,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176569	18/06/2015	254.434,11	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176572	18/06/2015	8.824,19	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176575	18/06/2015	1.296.866,18	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176540	18/06/2015	15.251,54	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

J.Malucelli	02-0775-0176535	18/06/2015	1.295.938,55	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176519	18/06/2015	20.199.768,82	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176558	18/06/2015	42.620,54	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177267	27/06/2015	409.674,13	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177686	03/07/2015	5.309.016,52	R$ -	Judicial	Cível
J.Malucelli	02-0775-0177861	05/07/2015	164.164,66	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178391	12/07/2015	127.564,71	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178389	12/07/2015	101.439,09	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178403	12/07/2015	621.692,33	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178406	12/07/2015	156.235,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178374	12/07/2015	275.000,10	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178375	12/07/2015	212.592,26	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178373	12/07/2015	8.667,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178387	12/07/2015	20.920,53	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178400	12/07/2015	11.732,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178782	17/07/2015	226.270,84	R$ -	Judicial	Cível
J.Malucelli	02-0775-0180237	07/08/2015	134.947,72	R$ -	Judicial	Cível

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

J.Malucelli	02-0775-0181853	28/08/2015	47.034,28	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182434	06/09/2015	97.500,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182988	12/09/2015	29.120,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0184951	09/10/2015	7.551,21	R$ -	Judicial	Cível
Austral	207750002557	22/11/2015	1.097.676,50	R$ -	Judicial	Fiscal
Austral	207750002558	22/11/2015	904.905,15	R$ -	Judicial	Fiscal
Austral	207750002559	22/11/2015	180.207,80	R$ -	Judicial	Fiscal
Austral	207750002592	06/12/2015	1.980.865,67	R$ -	Judicial	Fiscal
Austral	207760000700	07/12/2015	26.520,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0189993	12/12/2015	26.137,42	R$ -	Judicial	Cível
J.Malucelli	02-0775-0192902	17/01/2016	14.170,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0195357	25/02/2016	27.047,80	R$ -	Judicial	Cível
J.Malucelli	02-0775-0194208	06/02/2018	185.024,63	R$ -	Judicial	Fiscal
Austral	207750003098	02/04/2016	1.445.356,78	R$ -	Judicial	Fiscal
Austral	207750003101	04/04/2016	32.235.939,45	R$ -	Judicial	Fiscal
Austral	207750003057	25/03/2016	5.018.419,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0240720	12/06/2016	2.487.364,30	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Austral	207760001007	02/04/2016	17.725,27	R$ -	Judicial	Cível
Austral	207760001042	30/04/2016	27.120,00	R$ -	Judicial	Cível
Austral	207750003439	17/05/2016	2.133,27	R$ -	Judicial	Fiscal
Austral	207750003448	17/05/2016	2.176,93	R$ -	Judicial	Fiscal
Austral	207750003440	17/05/2016	7.276,00	R$ -	Judicial	Fiscal
Austral	207750003494	17/05/2016	16.390,94	R$ -	Judicial	Fiscal
Austral	207750003443	17/05/2016	19.719,22	R$ -	Judicial	Fiscal
Austral	207750003447	17/05/2016	36.751,03	R$ -	Judicial	Fiscal
Austral	207750003434	17/05/2016	38.680,14	R$ -	Judicial	Fiscal
Austral	207750003449	17/05/2016	108.774,80	R$ -	Judicial	Fiscal
Austral	207750003445	17/05/2016	124.340,12	R$ -	Judicial	Fiscal
Austral	207750003442	17/05/2016	302.352,18	R$ -	Judicial	Fiscal
Austral	207750003444	17/05/2016	325.548,35	R$ -	Judicial	Fiscal
Austral	207750003441	17/05/2016	382.094,86	R$ -	Judicial	Fiscal
Austral	207750003435	17/05/2016	704.006,80	R$ -	Judicial	Fiscal
Austral	207750003437	17/05/2016	759.528,65	R$ -	Judicial	Fiscal
Austral	207750003436	17/05/2016	911.966,24	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Austral	207750003438	17/05/2016	3.738.083,37	R$ -	Judicial	Fiscal
Austral	207760001075	17/05/2016	236.046,95	R$ -	Judicial	Fiscal
Austral	207760001076	17/05/2016	1.355.034,00	R$ -	Judicial	Cível
Austral	207750003501	17/05/2016	224.355,62	R$ -	Judicial	Fiscal
Austral	207750003499	17/05/2016	328.657,17	R$ -	Judicial	Fiscal
Austral	207750003500	17/05/2016	10.722,22	R$ -	Judicial	Fiscal
Austral	207550003498	17/05/2016	53.759,75	R$ -	Judicial	Fiscal
Austral	207750003497	17/05/2016	97.665,75	R$ -	Judicial	Fiscal
Austral	207750003558	07/06/2018	511.602,98	R$ -	Judicial	Fiscal
Austral	207760001107	07/06/2016	21.320,00	R$ -	Judicial	Cível
Austral	207750003578	10/06/2016	183.410,46	R$ -	Judicial	Fiscal
Austral	207750003580	10/06/2016	14.334,57	R$ -	Judicial	Fiscal
Austral	207760001120	19/06/2016	29.856,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0197717	03/03/2016	961.621,81	R$ -	Judicial	Fiscal
J.Malucelli	207750208489	30/07/2016	428.433,59	R$ -	Judicial	Fiscal
Austral	207750004034	05/09/2016	69.255,10	R$ -	Judicial	Cível
Austral	207750004148	23/09/2016	70.769,16	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Austral	207750004150	23/09/2016	3.979,27	R$ -	Judicial	Fiscal
Austral	207750004146	23/09/2016	5.526,80	R$ -	Judicial	Fiscal
Austral	207750004147	23/09/2016	2.711,62	R$ -	Judicial	Fiscal
Austral	207750004145	23/09/2016	7.636,74	R$ -	Judicial	Fiscal
Austral	207760001306	01/10/2016	26.126.13	R$ -	Judicial	Cível
Austral	207750005249	06/12/2015	562.418,41	R$ -	Judicial	Fiscal
Austral	207750005248	22/11/2015	199.202,55	R$ -	Judicial	Fiscal
Austral	207750005251	22/11/2015	72.072,42	R$ -	Judicial	Fiscal
Austral	207750005250	22/11/2015	130.423,91	R$ -	Judicial	Fiscal
Ace Seguros	17.75.0000654.12	18/02/2017	69.255,10	R$ -	Judicial	Cível
Ace Seguros	17.75.0000684.12	01/04/2017	2.134.282,67	R$ -	Judicial	Cível
Ace Seguros	17.75.0000746.12	09/05/2017	133.705,00	R$ -	Judicial	Cível
Ace Seguros	17.75.0000747.12	09/05/2017	142.211,89	R$ -	Judicial	Cível
Austral	20776001487	07/12/2015	1.531,61	R$ -	Judicial	Trabalhista
Itaú BBA	KH4.04/04	Indeterminado	8.731.962,57	9.530.947,21	Judicial	Fiscal
Santander	180766506	Indeterminado	4.407.770,67	R$ -	Judicial	Fiscal
Bradesco	2.029.910-P	Indeterminado	1.427.788,00	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Bradesco	2.032.715-4	Indeterminado	271.096,13	R$ -	Judicial	Fiscal
Bradesco	2.034.604-3	Indeterminado	1.008.244,00	R$ -	Judicial	Fiscal
Bradesco	2.040.906-1	14/09/2015	233.784,00	R$ -	Judicial	Trabalhista
Bradesco	2.042.526-1	Indeterminado	647.720,81	R$ -	Judicial	Fiscal
Bradesco	2.043.461-9	Indeterminado	3.982.922,59	R$ -	Judicial	Fiscal
Bradesco	2.043.325-6	Indeterminado	1.304.356,12	R$ -	Judicial	Fiscal
Bradesco	2.045.058-4	Indeterminado	586.218,01	R$ -	Judicial	Fiscal
Bradesco	2.046.903-P	Indeterminado	1.091.596,02	R$ -	Judicial	Fiscal
Bradesco	2.047.296-0	Indeterminado	2.229.530,43	R$ -	Judicial	Ambiental
Bradesco	2.047.609-5	Indeterminado	16.364,00	R$ -	Judicial	Fiscal
Bradesco	2.047.808-p	Indeterminado	2.958.345,56	R$ -	Judicial	Fiscal
Bradesco	2.053.184-3	Indeterminado	778.511,95	R$ -	Judicial	Fiscal
Bradesco	2.054.290-p	Indeterminado	11.580.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.185-1	Indeterminado	21.773.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.186-p	Indeterminado	26.699.435,32	R$ -	Judicial	Fiscal
Bradesco	2.053.246-7	Indeterminado	82.824,35	R$ -	Judicial	Fiscal
Bradesco	2.058.354-1	Indeterminado	37.809.554,62	R$ -	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Bradesco	2.059.775-5	Indeterminado	136.779,87	R$ -	Judicial	Trabalhista
Bradesco	2.060.546-4	Indeterminado	1.415.522,58	R$ -	Judicial	Fiscal
Bradesco	2.060.544-8	Indeterminado	257.399,77	R$ -	Judicial	Fiscal
Bradesco	2.060.545-6	Indeterminado	2.656.570,48	R$ -	Judicial	Fiscal
Caixa Geral	0061/12	Indeterminado	9.700.359,77	13.248.861,10	Judicial	Fiscal
HSBC	04540476736/001	31/07/2015	4.823.318,15	R$ -	Judicial	Fiscal
HSBC	04540482388/001	24/08/2015	2.812.489,04	R$ -	Judicial	Fiscal
HSBC	4540487584/001	10/09/2015	737.532,37	R$ -	Judicial	Fiscal
ABC Brasil	3258414	Indeterminado	1.259.491,51	1.342.719,90	Judicial	Fiscal

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Outras Garantias

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153112	02/09/2015	60.507,96	R$ -	Outros	Concessão de Uso
J.Malucelli	02-0775-0244382	04/07/2015	12.923,64	R$ -	Outros	Concessão de Uso
Bradesco	2.027.032-2	27/12/2017	562.930,36	R$ -	Outros	Concessão de Uso
Safra	307.136-1	09/02/2015	2.409.968,88	R$ -	Outros	Fiança Locatícia
Safra	307.561-7	02/01/2015	1.470.426,57	R$ -	Outros	Fiança Locatícia

Garantia em Juízo

	Bloqueio	Deposito Judicial	Bens em Garantia
TOTAL	4.364.578,71	118.277.753,26	86.116.309

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474

Exhibit 99.15
PRIMEIRO ADITAMENTO À CÉDULA DE CRÉDITO BANCÁRIO Nº 21.3150.777.0000001- 97 – INVESTIMENTOS

Financiamentos

BANCO	NÚMERO DO CONTRATO	DATA DA CONTRATAÇÃO	VALOR DO CONTRATO	TIPO
Banco do Brasil	307.001.181	31/10/2012	400.000.000,00	CCB
Caixa Econômica Federal	21.3150.777.0000001-97	08/12/2011	640.000.000,00	CCB
China Development Bank	Non-Sinosure	20/04/2012	250.000.000,00	Empréstimo
China Development Bank	Sinosure	20/04/2012	250.000.000,00	Empréstimo
Banco do Brasil	21/00631-8	20/12/2010	927.040,00	FINAME
Banco do Brasil	40/009 01-7 / 40/008 96-7	27/06/2013	136.061,98	FINAME
Banco do Brasil	40/009 02-5	13/08/2013	107.434,56	FINAME
Banco do Brasil	40/009 01-7	18/02/2014	829.154,53	FINAME
Banco do Brasil	40/009 02-5	21/03/2014	176.265,77	FINAME
Banco do Brasil	40/008 96-7	21/03/2014	68.439,48	FINAME
Banco do Brasil	40/008 97-5	25/06/2013	9.661,50	FINAME

ANEXO C

1)    Capital Research and Management Co.;
2)    Aurelius Capital Management, LP;
3)    JP Morgan Asset Management;
4)    GoldenTree Asset Management;
5)    Empyrean Capital Partners;
6)    Whitebox Advisors;
7)    JMB Capital;
8)    Benefit Street Partners;
9)    Credit Suisse Securities; ou
10)    qualquer das Afiliadas das empresas descritas nos itens (1) a (9), acima.

SAC CAIXA: 0800 726 0101 (informações, reclamações, sugestões e elogios)
Para pessoas com deficiência auditiva ou de fala: 0800 726 2492
Ouvidoria: 0800 725 7474